                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                          Title                     Date
         ---------                          -----                     ----


  /s/  DAVID A. PETERSON                  Director             February 12, 1998
---------------------------       -----------------------      -----------------
David A. Peterson

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                          Title                     Date
         ---------                          -----                     ----


  /s/  DANIEL M. JUNIUS                   Director              February 1, 1998
---------------------------       -----------------------       ----------------
Daniel M. Junius

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                          Title                     Date
         ---------                          -----                     ----


  /s/  SHELDON A. BUCKLER                 Director              February 2, 1998
---------------------------       -----------------------       ----------------
Sheldon A. Buckler

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                          Title                     Date
         ---------                          -----                     ----


  /s/  ROSS W. MANIRE                     Director              February 1, 1998
---------------------------       -----------------------       ----------------
Ross W. Manire

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                          Title                    Date
         ---------                          -----                    ----


    /s/ JOSEPH A. BAUTE                   Director             February 2, 1998
---------------------------       -----------------------      -----------------
Joseph A. Baute

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                          Title                     Date
         ---------                          -----                     ----


   /s/  RONALD D. VERDOORN                Director                March 16, 1998
---------------------------       -----------------------         --------------
Ronald D. Verdoorn

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                        Title                       Date
         ---------                        -----                       ----


 /s/  GERARD V. SCHENKKAN                 Director               March 20, 1998
---------------------------       -----------------------       ----------------
Gerard V. Schenkkan

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                        Title                        Date
         ---------                        -----                        ----


 /s/  OSMUND M. FUNDINGSLAND             Director                 March 20, 1998
------------------------------     ---------------------          --------------
Osmund M. Fundingsland

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Signature                          Title                     Date
         ---------                          -----                     ----


  /s/  GERALD G. GARBACZ                  Director                March 20, 1998
---------------------------       -----------------------         --------------
Gerald G. Garbacz